SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 24, 1997
                Date of Report (Date of earliest event reported)


                           GREENFIELD INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        0-21828                                         04-2917072
(Commission File Number)                  (I.R.S. Employment Identification No.)


         2743 Perimeter Parkway
        Building 100, Suite 100
            Augusta, Georgia                              30909
(Address of Principal Executive Offices)                (Zip Code)

                                  706/863-7708
               (Registrant's telephone number including area code)


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ITEM 5. OTHER EVENTS

On April 24, 1997, the Company announced that its Board of Directors authorized a program to repurchase from time to time up to a total of 1,250,000 shares of its common stock. The repurchases may be made in the open market or in negotiated or other permissible transactions.


ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Press release of the Company dated April 24, 1997.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENFIELD INDUSTRIES, INC.

Date: May 7, 1997                           by /s/ Gary L. Weller
                                               _________________________________
                                               Gary L. Weller
                                               Senior Vice President and
                                               Chief Financial Officer